KEMPER TOTAL RETURN FUND

ANNUAL REPORT TO SHAREHOLDERS
FOR THE YEAR ENDED OCTOBER 31, 1996

SEEKING THE HIGHEST TOTAL RETURN, A COMBINATION OF INCOME AND CAPITAL APPRECIATION, CONSISTENT WITH REASONABLE RISK


"...Severe market rotation required a broader and more diversified approach..."


                                                        [KEMPER FUNDS LOGO]

Table of
Contents

At A Glance


2
Terms to Know
3
Economic Overview
5
Performance Update
9
Industry Sectors
10
Largest Holdings
11
Portfolio of
Investments
18
Report of
Independent Auditors
19
Financial Statements
21
Notes to
Financial Statements
25
Financial Highlights

AT A GLANCE

--------------------------------------------------------------------------------
KEMPER TOTAL RETURN FUND
TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31, 1996
(UNADJUSTED FOR ANY SALES CHARGE)

--------------------------------------------------------------------------------
Class A                                                 15.34%
--------------------------------------------------------------------------------
Class B                                                 14.28%
--------------------------------------------------------------------------------
Class C                                                 14.31%
--------------------------------------------------------------------------------
Lipper
Balanced
Funds Category
Average*                                                14.84%
--------------------------------------------------------------------------------

Returns and rankings are historical and do not reflect future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

*Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable.



--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------
                                                 AS OF           AS OF
                                                10/31/96        10/31/95
--------------------------------------------------------------------------------
KEMPER TOTAL RETURN FUND
CLASS A                                         $11.28          $10.60
--------------------------------------------------------------------------------
KEMPER TOTAL RETURN FUND
CLASS B                                         $11.27          $10.59
--------------------------------------------------------------------------------
KEMPER TOTAL RETURN FUND
CLASS C                                         $11.28          $10.61
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
KEMPER TOTAL RETURN FUND
LIPPER RANKINGS*
--------------------------------------------------------------------------------

Compared to all other funds in the Lipper Balanced Funds category

--------------------------------------------------------------------------------
                                CLASS A         CLASS B         CLASS C
--------------------------------------------------------------------------------
 1-YEAR                          #102 OF         #153 OF         #152 OF
                                267 FUNDS       267 FUNDS       267 FUNDS
--------------------------------------------------------------------------------
 5-YEAR                          #55 OF            N/A             N/A
                                74 FUNDS
--------------------------------------------------------------------------------
 10-YEAR                         #22 OF            N/A             N/A
                                32 FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIVIDEND REVIEW
--------------------------------------------------------------------------------
DURING THE FISCAL YEAR, KEMPER TOTAL RETURN FUND PAID THE FOLLOWING DIVIDENDS:

--------------------------------------------------------------------------------
                                CLASS A         CLASS B         CLASS C
--------------------------------------------------------------------------------
INCOME DIVIDEND                 $0.3400         $0.2408         $0.2549
--------------------------------------------------------------------------------
SHORT-TERM CAPITAL
GAIN                            $  0.11         $  0.11         $  0.11
--------------------------------------------------------------------------------
LONG-TERM CAPITAL
GAIN                            $  0.39         $  0.39         $  0.39
--------------------------------------------------------------------------------




TERMS TO KNOW

CORRECTION A reverse movement, usually downward, in the price of a group of stocks or the overall market. Corrections are to be expected over a long term.

INDEX An unmanaged group of stocks that is considered representative of the stock or bond markets. An index does not take into account any fees or expenses related to the individual securities that it tracks. However, for performance comparisons, the index is adjusted to reflect reinvestment of dividends of the securities in the index.

MARKET CAPITALIZATION Capitalization is a measure of the size of a publicly traded company, as determined by multiplying the current market price by the number of shares outstanding. The market capitalization of a company has bearing on its perceived earnings potential and risk. Small cap companies (less than $1 billion) may present the potential for greater growth than larger, more established companies. On the other hand, the stock of small cap companies may be expected to be more volatile and therefore a greater risk to capital.

TOTAL RETURN A fund's total return figure measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in its portfolio for the period. Total return assumes the reinvestment of all dividends and it represents the aggregate percentage or dollar value change over the period.

ECONOMIC OVERVIEW

[TIMBERS PHOTO]

STEPHEN B. TIMBERS IS PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER OF ZURICH KEMPER INVESTMENTS, INC. (ZKI). ZKI AND ITS AFFILIATES MANAGE APPROXIMATELY $76 BILLION IN ASSETS, INCLUDING $42 BILLION IN RETAIL
MUTUAL FUNDS. TIMBERS IS A GRADUATE OF YALE UNIVERSITY AND HOLDS AN M.B.A. FROM HARVARD UNIVERSITY.

DEAR SHAREHOLDER:

As we approach the close of 1996, it's remarkable how eventful the year has been and yet, economically, we are essentially where we were one year ago.

     The fundamentals of the economy are remarkably similar today to what they were in 1995. Long-term interest rates are approximately 6.5% compared to 6.3% in November 1995. The economy is growing at a rate of approximately 2.2%. Inflation continues to be well under control, at about 3.0%.

     One significant difference between today and one year ago is that prices of the stocks are on average up 20%. While price movements were more volatile in 1996 than in the past few years, the patient investor was amply rewarded. The prime element sending the stock market higher was strong positive cash flows. This liquidity in an environment of modestly increasing corporate profits and relatively stable interest rates pushed stocks higher for most of the year.

     This higher stock market has caused many market observers to worry. While we cannot ignore what has happened, we find no reason to be bearish over the long term. The environment is benign to favorable for financial assets. Given steady interest rates, moderate economic growth and continued moderate corporate earnings growth, there are few excesses in the system. In fact, real interest rates are probably too high considering our outlook for inflation, and we may see them decline over time.

     Naturally, we cannot rule out the possibility of a market correction. But, in our belief, the downside would appear to be limited to 5% to 8%, which is the size of a typical correction based on historical data. As we have said in previous outlooks, three elements tend to move the market:

     - EARNINGS. We forecast corporate earnings to range between 0% and 5% on average for the Standard & Poor's 500* in 1997 -- not as high as in recent years but positive nonetheless.

     - INTEREST RATES. Rates should remain stable, and short-term interest rates may even decline.

     - LIQUIDITY. Investors, through mutual funds, 401(k)s and qualified contribution plans in particular, will continue to create strong demand for securities.

     In order to move the market more than would be expected in a typical decline, one or more of these elements will have to turn negative in 1997, and, while future market conditions cannot be predicted with certainty, we fail to see what would materially change our outlook. Our outlook going forward is that 1997 should be a lot like 1996.

     While the economy continued along a relatively consistent path, the United States took some politically significant steps in 1996. First, of course, President Bill Clinton and a Republican Congress were re-elected by the voters. In the first few days after the general election, especially, investors demonstrated their support for such a balance in our leadership. But of much greater long-term significance is the expressed commitment by both parties to balance the federal budget and address certain entitlement programs. The first year after an election can be a fertile time to accomplish major initiatives, and we are hopeful that progress can be made.

     The future of the Social Security system, which many experts believe will run out of money about 20 years from now, will be a subject in which you can expect Zurich Kemper Investments, Inc. to play a leadership role. The possible solutions for "fixing Social Security" are finite: raise Social Security taxes, reduce benefits, raise the retirement age, change inflation assumptions or pursue a higher rate of return on assets contributed by workers. We believe that a bipartisan solution will be worked out, which will include giving individuals the option of investing a portion of their Social Security contributions in an account earmarked for them. This change is needed to return credibility to the system, which many Americans have lost faith in.

     What to do with Social Security is a debate that spans generations and promises to occupy much attention in the coming years. As we hope to help advance constructive debate, we'll be advocating partial privatization for this federal program while maintaining a safety net for many low-wage earners and providing a seamless transition for seniors near or in retirement.

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

        The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                 [BAR GRAPH]


                               NOW (11/30/96)    6 MONTHS AGO    1 YEAR AGO      2 YEAR AGO
    10-YEAR TREASURY RATE(1)         6.2              6.91         5.71             7.81
    PRIME RATE(2)                    8.25             8.25         8.65             8.5
    INFLATION RATE(3)                3.19             2.75         2.6              2.67
    THE U.S. DOLLAR(4)               3.46             9.15        -2.58            -4.52
    CAPITAL GOODS ORDERS(5)*         7.61             3.93        11.3             12.38
    INDUSTRIAL PRODUCTION(5)*        3.6              3.35         1.71             6.58
    EMPLOYMENT GROWTH(6)             2.11             2.08         1.92             3.4

(1) Falling interest rates in recent years have been a big plus for financial assets.

(2) The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6%. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5) These influence corporate profits and equity performance.

(6) An influence on family income and retail sales.

*   Data as of October 31, 1996.

SOURCE:  ECONOMICS DEPARTMENT, ZURICK KEMPER INVESTMENTS, INC.


  With this letter as an economic backdrop, we encourage you to read the following detailed report of your fund, including an interview with your fund's portfolio management. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Stephen B. Timbers

STEPHEN B. TIMBERS
PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER
Zurich Kemper Investments, Inc.

December 10, 1996

*THE STANDARD & POOR'S 500 STOCK INDEX IS AN UNMANAGED INDEX GENERALLY
 REPRESENTATIVE OF THE U.S. STOCK MARKET.

PERFORMANCE UPDATE

[LANGBAUM PHOTO]

GARY A. LANGBAUM HAS BEEN WITH ZURICH KEMPER INVESTMENTS, INC. (ZKI) SINCE 1988. HE IS EXECUTIVE VICE PRESIDENT OF ZKI AND VICE PRESIDENT AND PORTFOLIO MANAGER OF KEMPER TOTAL RETURN FUND. LANGBAUM IS A CHARTERED FINANCIAL ANALYST WITH 26 YEARS OF EXPERIENCE IN EQUITY RESEARCH AND PORTFOLIO MANAGEMENT. HE RECEIVED HIS BACHELOR'S DEGREE AND COMPLETED HIS MASTER'S OF BUSINESS ADMINISTRATION COURSEWORK FROM THE UNIVERSITY OF MARYLAND.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

BULLISHNESS -- MEASURED BY A STRICT BUY AND SELL DISCIPLINE -- HELPED BOOST KEMPER TOTAL RETURN FUND'S PERFORMANCE.

Q.        LET'S START BY REVIEWING THE INVESTING ENVIRONMENT IN GENERAL IN THE
LAST YEAR.

A. It was a good year -- with a few qualifications. Nervousness about the health of the economy and the likely direction of interest rates caused most of the fixed-income markets to do a stutterstep all year. High yield bonds were the best performers, yet even their return was well below the return of equities.

          It was another strong year for the U.S. equity market. But while the broad market continued to climb, certain industry sectors suffered sharp price corrections. Technology stocks declined in November, December and July; financial stocks fell in late spring and summer when interest rates rose. Rotation from strength in one industry group to strength in another group is what kept the overall market from a sharp decline. Perpetual sector and stock rotation keeps people worried and controls exuberance. It's healthy.

          For the one-year period ended October 31, 1996, the total return of Kemper Total Return Fund (15.34% for Class A shares, unadjusted for any sales charge), in particular, exceeded the average 14.84% return reported for funds in the Lipper Analytical Services, Inc. balanced funds category. The fund's return is a blended rate that reflects both the equity and fixed-income portions of the portfolio. Taken alone, the equity portion returned 23.84%, or better than the 22.05% return of the Russell 1000 Growth index. The fund's fixed-income investments not including convertible securities returned 6.09% for the year.

Q.        WHAT SPECIFICALLY CONTRIBUTED TO THE FUND'S PERFORMANCE IN 1996?

A.        As we did in 1995, we continued to favor technology for most of 1996.
Intel Corp., Cisco Systems and 3Com Corporation were among our top technology performers. When you consider that these three stocks were among our top 20 largest positions throughout the period, you can appreciate the contribution they made.

          But the severe market rotation required a broader and more diversified approach. Our single largest industry sector was in consumer nondurables but, in fact, we have less exposure to the industry than our benchmark, the Russell 1000 Growth Index* (see graph on page 9). Finance, health care and capital goods were among the industries the fund had an overweighted position in during the year.

          We took advantage of rising interest rates at mid-year to establish sizable positions in attractively priced financial stocks. We had suspected that the economy was not growing as fast as was feared, and our financial stocks rallied as rates declined. Our top-performing financials included Bank of Boston, Allstate Corp. and NationsBank.

* The Russell 1000 Growth Index is comprised of common stocks of larger U.S. companies with greater than average growth and represents the universe of stocks from which "earnings/growth" money managers typically select.

PERFORMANCE UPDATE


Q. A COMPARISON WITH THE FUND'S TOP 20 HOLDINGS ONE YEAR AGO AND AT THE END OF FISCAL 1996 SUGGESTS THAT THE COMPOSITION OF THE PORTFOLIO HAS CHANGED QUITE A BIT.

A. Yes, some names are new, some are gone and the size of many positions has been adjusted. In order to understand the fund's performance in the last year, you need to consider both what was in the portfolio and what we were able to sell.

          We started the fiscal year with a larger exposure to technology than most of the fund's peers. A technology rally in the fall of 1996 enabled us to reduce our holdings by selling selected stocks that were achieving our target prices or those that did not meet our fundamental expectations. We halved our technology position (to 10% at the end of October from 20% at the end of April) by "selling into strength" in this way. Microsoft is an example of a company that climbed quite a bit in the year. We benefited from most of its price gain but we no longer own it.

Q. BUT IF A STOCK HAS RISEN SO MUCH SO QUICKLY, HOW DO YOU KNOW WHEN IT'S TIME TO SELL?

A. Our goal is to avoid the round trip -- we don't want to stick with a stock for its entire ascent and still be invested when or if it declines. After a stock has risen significantly, we have to ask ourselves if we'd be willing to buy it at its current price. If we would not, then why should we hold it at that price? So, there's a discipline involved. We have a target price and when the stock appreciates within the target price range, we normally start selling. We can't be worried about missing out on any remaining gain. It's more productive to focus on looking for another name with significantly greater upside potential. If we're looking for a technology name, we'll look for a stock that offers 20% to 25% upside potential. For financial stocks, that upside target potential might be 15%. The higher targeted return from technology stocks reflects the greater risk and volatility associated with investing in those types of companies.

Q. IN LAST YEAR'S ANNUAL REPORT, YOU SAID YOU EXPECTED THE DOW JONES INDUSTRIAL AVERAGE** TO REACH 6000 IN 1996 AND THAT YOU WOULDN'T BE SURPRISED IF IT HIT 6250 BY THE YEAR'S END. AS YOU KNOW, THE DOW CLOSED AT 6029 ON OCTOBER
31. AT A TIME WHEN OTHERS WERE DISCOURAGED ABOUT THE PROSPECTS FOR 1996, WHAT DID YOU SEE?

A. There were two reasons for my bullishness. First, I doubted that the economy was growing at a dangerous rate. Second, there has not been any shortage of appealing investment opportunities. Even after two strong years back to back, we continue to be able to find companies that offer above-average returns because they are doing what they can to help protect their earnings, control expenses and provide strong cash flow to shareholders. It's part of the reason that we continue to have so little of the fund exposed to international markets. In order to invest overseas and take on the additional currency and political risks you have to find international opportunities more compelling than what's available in the U.S.

          Still today, the U.S. is the more compelling market to us. In 1997, we expect the Dow to exceed 7000 and close out the year above that level. Although a market correction could occur, we see nothing on the near term horizon to warrant any sustainable decline.

** The Dow Jones Industrial Average is an unmanaged index that's generally considered representative of the U.S. stock market.

Q.        DID ANYTHING OCCUR IN 1996 THAT CAUGHT YOU BY SURPRISE?

A.        Sure. I was surprised by the performance of the fixed-income markets.
For the first 11 months of the 12-month period, bond markets ricocheted from one economic release (E.G., the unemployment report and the Consumer Price Index) to another. By relying almost exclusively on what unemployment data was indicating about the health of the economy, fixed-income investors paid no attention to other indicators. Meanwhile, company managements were keeping us apprised of the market softness and their inability to pass price hikes on to the consumer. We had to wait for an October rally to provide most of the fixed-income markets' return for the year.

          On the flipside, I was surprised by the magnitude of the price gains of certain large capitalization, quality growth stocks. By the same token, we expected large capitalization health care companies to do well but performance from that group was mixed.

PERFORMANCE UPDATE

Q.        WHAT'S NEXT, GARY -- AND HOW ARE YOU POSITIONING THE FUND FOR IT?

A.        With stock prices as high as they are, it is a stock-picker's market.
We expect our research analysts' expertise to enable us to continue to find companies able to grow their earnings in periods of economic slowdown. However, as we close the books on this fiscal year and look forward to the next, we're initiating small positions in companies that have the potential to benefit from an upturn. We think a reduction in interest rates between now and March 31 is quite possible. When and if the Federal Reserve Board eases, we'd expect cyclical companies to outperform.

          The income portion of the portfolio, too, has been adjusted. We closed the year with an increased exposure to U.S. Treasuries. The bond portion of the portfolio, remember, is one of the ways we attempt to reduce market risk. The stock market, as measured by the Standard & Poor's 500 Stock Index***, has gained 50.6% in the last two years (November 1, 1994, to October 31, 1996). At some point, the stock market appreciation should slow and the bond market should take over.

*** The Standard & Poor's 500 Stock Index is an unmanaged index that's generally considered representative of the U.S. stock market.

Q.        WHAT ARE THE RISKS TO THE ASSUMPTIONS THAT GUIDE YOUR MANAGEMENT OF
THE FUND?


A. One risk is that consumer spending takes off, manufacturers increase production and the economy accelerates. If that happened, inflationary fears would rise and interest rates would move higher. But, with inflation as low as it is and the economic framework as fragile as we perceive, the greater risk is that we go into a recession. If there is a spending cutback and the Fed hesitates to take action to ease interest rates, it wouldn't take much for our slow growth economy to slip into a recession. At this date, I continue to manage for a positive but slow growth environment.

PERFORMANCE UPDATE

KEMPER TOTAL RETURN FUND
--------------------------------------------------------------------------------
 Average Annual Total Returns*
--------------------------------------------------------------------------------
FOR PERIODS ENDED OCTOBER 31, 1996 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

--------------------------------------------------------------------------------------------------------
                                                                            LIFE OF
                                            1-YEAR    5-YEAR    10-YEARS     CLASS
--------------------------------------------------------------------------------------------------------
KEMPER TOTAL RETURN FUND CLASS A             8.68%     8.61%      9.73%      11.61% (since 3/2/64)
--------------------------------------------------------------------------------------------------------
KEMPER TOTAL RETURN FUND CLASS B            11.28%      N/A        N/A       11.77  (since 5/31/94)
--------------------------------------------------------------------------------------------------------
KEMPER TOTAL RETURN FUND CLASS C            14.31%      N/A        N/A       12.97  (since 5/31/94)
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Kemper Total Return Fund
Class A from 1/1/79 through 10/31/96
--------------------------------------------------------------------------------

                                                        1/1/79     12/31/85     12/31/90      10/31/96
--------------------------------------------------------------------------------------------------------
KEMPER TOTAL RETURN FUND CLASS A(1)                    10,000      32,967       51,364         105,590
RUSSELL 1000 GROWTH INDEX(+)                           10,000      28,186       51,642         129,577
LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX(++)    10,000      22,337       35,157          57,334

--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Kemper Total Return Fund Class B from 5/31/94 through 10/31/96
--------------------------------------------------------------------------------

                                                       5/31/94     12/31/94     12/31/95      10/31/96
--------------------------------------------------------------------------------------------------------
KEMPER TOTAL RETURN FUND CLASS B(1)                    10,000        9,644      12,011          13,090
RUSSELL 1000 GROWTH INDEX(+)                           10,000       10,529      14,445          16,872
LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX(++)    10,000       10,063      11,999          12,261

--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Kemper Total Return Fund
Class C from 5/31/94 through 10/31/96
--------------------------------------------------------------------------------

                                                       5/31/94     12/31/94     12/31/95      10/31/96
--------------------------------------------------------------------------------------------------------
KEMPER TOTAL RETURN FUND CLASS C(1)                    10,000       9,646       12,052          13,432
RUSSELL 1000 GROWTH INDEX(+)                           10,000      10,529       14,445          16,872
LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX(++)    10,000      10,063       11,999          12,261

Returns are historical and do not represent future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

*Average annual total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends and for Class A shares adjustment for the maximum sales charge of 5.75%, for Class B shares adjustment for the applicable contingent deferred sales charge
(CDSC) of 3% and for Class C shares no adjustment for sales charge. The maximum B share CDSC is 4%. For C shares purchased on or after April 1, 1996, there is a 1% CDSC on certain redemptions within the first year of purchase. During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights at the end of this report.

(1)Performance includes reinvestment of dividends and adjustment for the maximum sales charge for A shares and the contingent deferred sales charge in effect at the end of the period for B shares. When reviewing the performance chart, please note that the inception date for the Russell 1000 Growth Income is January 1, 1979. As a result, we are unable to illustrate the life of class performance for Kemper Total Return Fund Class A shares. In comparing the Kemper Total Return Fund to the Lehman Government/Corporate Bond Index++ and the Russell 1000 Growth Index+, you should also note that the fund's performance reflects the maximum sales charge, while no such charges are reflected in the performance of the indices.

+The Russell 1000 Growth Index is an unmanaged index comprised of common stocks of larger U.S. companies with greater than average growth orientation and represents the universe of stocks from which "earnings/growth" money managers typically select.

++The Lehman Brothers Government/ Corporate Bond Index is an unmanaged index comprised of intermediate and long-term government and investment grade corporate debt securities. Source is Towers Data Systems.

INDUSTRY SECTORS

A LOOK AT THE EQUITY PORTION OF KEMPER TOTAL RETURN FUND

The equity portion of Kemper Total Return Fund can be reviewed according to the concentration of industry sectors that the fund invests in. The graph below provides a look at how the composition of the common stock portion of the portfolio has changed in a year, by presenting the fund's sectors represented on October 31, 1996, and on October 31, 1995.

                          [Equity Portion Bar Graph]


                             KEMPER TOTAL RETURN        KEMPER TOTAL RETURN
                                 ON 10/31/96                ON 10/31/95
CONSUMER NONDURABLES                20.5%                       22.0%

FINANCE                             18.6%                       10.1%

HEALTH CARE                         16.2%                       13.9%

CAPITAL GOODS                       13.2%                       11.3%

TECHNOLOGY                          10.4%                       28.0%

ENERGY                               4.8%                        2.1%

BASIC INDUSTRIES                     4.7%                        6.8%

UTILITIES                            4.3%                        2.4%

CONSUMER DURABLES                    3.8%                        2.0%

TRANSPORTATION                       3.5%                        1.4%

A COMPARISON WITH THE RUSSELL 1000 GROWTH INDEX, THE FUND'S BENCHMARK FOR THE COMMON STOCK PORTION OF THE FUND

The common stock portion of Kemper Total Return Fund can be compared to the Russell 1000 Growth Index* as a benchmark. The graph below shows the percentage of the common stocks in the portfolio that each sector of the Kemper Total Return Fund represented on October 31, 1996, compared to the industry sectors of the Russell 1000 Growth Index.

                        [Russell Comparison Bar Graph]


                             KEMPER TOTAL RETURN    RUSSELL 1000 GROWTH INDEX
                                 ON 10/31/96               ON 10/31/96
CONSUMER NONDURABLES                20.5%                       33.7%

FINANCE                             18.6%                        4.8%

HEALTH CARE                         16.2%                       19.0%

CAPITAL GOODS                       13.2%                       10.5%

TECHNOLOGY                          10.4%                       21.5%

ENERGY                               4.8%                        2.4%

BASIC INDUSTRIES                     4.7%                        3.7%

UTILITIES                            4.3%                        3.6%

CONSUMER DURABLES                    3.8%                        0.5%

TRANSPORTATION                       3.5%                        0.3%

* The Russell 1000 Growth Index is an unmanaged index comprised of common stocks of larger U.S. companies with greater than average growth orientation and represents the universe of stocks from which "earnings/growth" money managers typically select.

LARGEST HOLDINGS

THE FUND'S LARGEST EQUITY HOLDINGS*

REPRESENTING 11.5% OF THE FUND'S TOTAL COMMON STOCK HOLDINGS ON OCTOBER 31, 1996

------------------------------------------------------------------------------------------
Holdings                                                                        Percentage
------------------------------------------------------------------------------------------
1.     GENERAL ELECTRIC CO.   Operates in major businesses including power          3.2%
                              generators, appliances, lighting, plastics,
                              medical systems, aircraft engines, financial
                              services and broadcasting.
------------------------------------------------------------------------------------------
2.     FEDERAL NATIONAL       Often referred to as "Fannie Mae," this is a          2.3%
       MORTGAGE ASSOCIATION   private corporation federally chartered to provide
                              financial products and services that increase the
                              availability and affordability of housing to low-,
                              moderate- and middle-income Americans.
------------------------------------------------------------------------------------------
3.     JOHNSON & JOHNSON      The world's largest and most comprehensive            2.2%
                              manufacturer of health care products, serving the
                              consumer, pharmaceutical and professional markets.
------------------------------------------------------------------------------------------
4.     ALLSTATE CORP.         Established in 1931 by Sears, Roebuck & Co., the      1.9%
                              Allstate Insurance Group is the second largest
                              domestic property/casualty insurer.
------------------------------------------------------------------------------------------
5.     PROCTER & GAMBLE CO.   Engaged in the manufacture and distribution of a      1.9%
                              wide variety of household products, consisting of
                              laundry and cleaning products, diapers, personal
                              care products and food products.
------------------------------------------------------------------------------------------

THE FUND'S LARGEST CORPORATE BOND HOLDINGS*

REPRESENTING 11.4% OF THE FUND'S TOTAL LONG-TERM BOND HOLDINGS ON OCTOBER 31,
1996

------------------------------------------------------------------------------------------
Holdings                                                                        Percentage
------------------------------------------------------------------------------------------
1.  OWENS-ILLINOIS, INC.   Leading diversified manufacturer of packaging            2.7%
                           products including glass bottles, plastic
                           containers and multipack plastic carriers. It is
                           the largest manufacturer of glass bottles and
                           containers in the U.S.
------------------------------------------------------------------------------------------
2.  DELTA AIRLINES         The third largest carrier in the U.S., with strong       2.7%
                           hubs in Atlanta, Cincinnati and Salt Lake City.
                           Acquired trans-atlantic routes from PanAm in 1990
                           and has a strong alliance with Virgin Atlantic
                           Airways of London.
------------------------------------------------------------------------------------------
3.  TELEWEST               Owns and operates 16 cable franchises and has            2.0%
    COMMUNICATIONS PLC     minority interests in 7 others.
------------------------------------------------------------------------------------------
4.  BOISE CASCADE CORP.    One of the largest integrated paper products             2.0%
                           companies in the U.S., with an annual capacity of
                           about 3.2 million tons of paper and paperboard
                           products.
------------------------------------------------------------------------------------------
5.  USX CORPORATION        Engaged in the production and sale of a wide range       2.0%
                           of steel mill products, coke and taconite
                           pellets.
------------------------------------------------------------------------------------------

*Portfolio composition and holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER TOTAL RETURN FUND

Portfolio of Investments at October 31, 1996
(DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------------------------------------
GOVERNMENT OBLIGATIONS                                                       PRINCIPAL AMOUNT         VALUE
--------------------------------------------------------------------------------------------------------------
U.S. TREASURY NOTES              8.75%, 2000                                         $  4,300    $    4,693
                                 7.75%, 2000                                           14,000        14,733
                                 7.75%, 2001                                           77,500        82,416
                                 6.25%, 2003                                           12,500        12,549
                                 7.25%, 2004                                          180,000       190,528
                                 6.50%, 2005                                           20,800        21,041
                                 -----------------------------------------------------------------------------
                                                                                                    325,960
--------------------------------------------------------------------------------------------------------------
U.S. TREASURY BONDS              10.75%, 2005                                          36,250        46,847
                                 12.00%, 2013                                           8,200        11,811
                                 12.50%, 2014                                          63,000        94,785
                                 -----------------------------------------------------------------------------
                                                                                                    153,443
--------------------------------------------------------------------------------------------------------------
PROVINCE OF QUEBEC, CANADA       8.625%, 2005                                           9,500        10,508
                                 -----------------------------------------------------------------------------
                                 TOTAL GOVERNMENT OBLIGATIONS--16.2%
                                 (Cost: $483,609)                                                   489,911
                                 -----------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
COMMON STOCKS                                                                      NUMBER OF SHARES   VALUE
--------------------------------------------------------------------------------------------------------------
BASIC INDUSTRIES--2.9%        (a)AES Corporation, warrants expiring 2000               22,685           476
                                 Air Products & Chemicals                             308,700        18,522
                                 Betz Laboratories                                    175,000         9,187
                                 Cementos Mexicanos, S.A. de C.V., "B," ADR           192,700           693
                                 Crown Cork & Seal Co.                                108,500         5,208
                                 W.R. Grace & Co.                                     213,800        11,331
                                 Monsanto Co.                                         288,500        11,432
                                 Pall Corp.                                           350,000         8,969
                                 Praxair, Inc.                                        480,400        21,258
                                 Rentokil Group PLC                                    93,000           625
                                 Sumitomo Metal Industries                            227,000           625
                                 Toray Industries                                     105,000           634
                                 -----------------------------------------------------------------------------
                                                                                                     88,960
--------------------------------------------------------------------------------------------------------------
CAPITAL GOODS--8.3%              Boeing Co.                                           252,000        24,034
                                 Emerson Electric Co.                                 282,600        25,151
                                 Fluor Corp.                                          315,000        20,632
                                 GM Hughes Electronics Corp.                          335,000        17,881
                                 General Electric Co.                                 635,000        61,436
                                 B. F. Goodrich Co.                                   725,000        30,722
                                 Illinois Tool Works                                  277,700        19,508
                                 Mitsubishi Heavy Industries                           82,000           631
                                 Sundstrand Corp.                                     675,000        27,169
                                 Technip S.A.                                           7,803           683
                                 Westinghouse Electric Corp.                          475,000         8,134
                                 Xerox Corporation                                    295,900        13,722
                                 -----------------------------------------------------------------------------
                                                                                                    249,703

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------------------------------------
                                                                             NUMBER OF SHARES         VALUE
--------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--9.1%         Burton Group PLC                                     316,483    $      769
                                 Carnival Corp.                                       900,000        27,112
                              (a)Circus Circus Enterprises                            417,400        14,400
                              (a)Consolidated Stores Corporation                      600,800        23,206
                                 Walt Disney Company                                  500,000        32,937
                              (a)Federated Department Stores                          520,000        17,160
                                 Hilton Hotels                                        608,000        18,468
                              (a)Liberty Media Group, "A"                             840,000        21,630
                              (a)Lone Star Steakhouse & Saloon                        640,000        16,400
                                 Lowes Companies                                      420,000        16,958
                                 Marriott International                               284,900        16,204
                                 Melville Corp.                                       332,300        12,378
                              (a)Mirage Resorts, Inc.                                 960,000        21,120
                              (a)OfficeMax Inc.                                       756,900        10,218
                                 Reed International PLC                                40,357           751
                              (a)Thrifty Payless Holdings                              32,775           701
                                 Viacom International, "B"                            405,000        13,213
                                 Wendy's International                                535,000        11,034
                                 -----------------------------------------------------------------------------
                                                                                                    274,659
--------------------------------------------------------------------------------------------------------------
CONSUMER DURABLES--2.4%          Brunswick Corp.                                      675,000        15,862
                                 Honda Motor Co., Ltd.                                 29,000           694
                                 Leggett & Platt Incorporated                         860,200        25,698
                                 Magna International Inc., "A"                        608,900        30,521
                                 -----------------------------------------------------------------------------
                                                                                                     72,775
--------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES--3.7%           Dole Food Co.                                        395,000        15,405
                                 Duracell International Inc.                          150,000        10,012
                                 Gillette Co.                                         210,000        15,697
                                 Manpower, Inc.                                       320,000         9,080
                                 Philip Morris Companies                              285,200        26,417
                                 Procter & Gamble Co.                                 355,900        35,234
                                 Swire Pacific Ltd., "A"                               88,000           777
                                 -----------------------------------------------------------------------------
                                                                                                    112,622
--------------------------------------------------------------------------------------------------------------
ENERGY--3.0%                     Amerada Hess Corp.                                   335,000        18,551
                                 Enron Corp.                                          503,400        23,408
                                 Mobil Corp.                                          137,000        15,995
                                 Union Pacific Resources Group                        127,041         3,494
                                 Union Texas Petroleum Holdings                       932,500        19,932
                                 Unocal Corp.                                         250,000         9,156
                                 -----------------------------------------------------------------------------
                                                                                                     90,536

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------------------------------------
                                                                             NUMBER OF SHARES         VALUE
--------------------------------------------------------------------------------------------------------------
FINANCE--11.7%                   Allstate Corp.                                       640,000    $   35,920
                                 American International Group, Inc.                   145,000        15,751
                                 Bank of Boston                                       273,800        17,523
                                 Bank of Ireland                                      110,758           915
                                 CITIC Pacific Ltd.                                   187,000           909
                                 Chase Manhattan Corp.                                180,000        15,435
                                 Cheung Kong Holdings Ltd.                            101,000           810
                              (a)College Construction Loan Insurance
                                   Association, "A," convertible preferred            534,189         6,336
                                 Corestates Financial Corp.                           200,000         9,725
                                 Dean Witter Discover                                 345,000        20,312
                                 Development Bank of Singapore                         59,000           708
                                 Federal National Mortgage Association              1,125,000        44,016
                                 First Chicago NBD Corp.                              370,000        18,870
                                 First USA                                            329,900        18,969
                                 Great Western Financial Corp.                        600,000        16,800
                                 ITT Hartford Group                                   390,000        24,570
                                 Internationale Nederlanden Groep                      26,280           820
                                 KeyCorp                                              227,600        10,612
                                 Krung Thai Bank Public Co. Ltd.                       36,100            98
                                 MBIA Inc.                                            200,900        17,805
                                 MGIC Investment Corp.                                236,800        16,250
                                 Merrill Lynch & Co.                                  106,200         7,461
                                 NationsBank                                           91,500         8,624
                                 PNC Bank Corp.                                       410,000        14,863
                                 Signet Banking Corp.                                 128,500         3,710
                                 Travelers Group                                      445,000        24,141
                                 -----------------------------------------------------------------------------
                                                                                                    351,953
--------------------------------------------------------------------------------------------------------------
HEALTH CARE--10.1%               Abbott Laboratories                                  525,000        26,578
                                 American Home Products                               440,000        26,950
                              (a)Amgen, Inc.                                          165,000        10,117
                                 Astra AB                                              16,609           764
                                 C. R. Bard                                           260,000         7,345
                                 Baxter International                                 470,000        19,564
                              (a)Fresenius Medical AG, ADS                            224,295         6,701
                              (a)HealthCare COMPARE Corp.                             338,900        14,912
                                 Johnson & Johnson                                    845,200        41,626
                                 Eli Lilly & Co.                                      430,000        30,315
                                 Merck & Co., Inc.                                    370,000        27,426
                                 Omnicare, Inc.                                       340,500         9,279
                                 Perkin-Elmer Corp.                                   440,000        23,595
                                 Pharmacia & Upjohn                                   250,000         9,000
                                 Roche Holding AG                                         180           686
                              (a)St. Jude Medical                                     325,000        12,838
                                 Sandoz, Ltd.                                         288,800        16,642
                              (a)Steris Corp.                                         450,000        16,988
                              (a)Ventritex Inc.                                       216,000         4,928
                                 -----------------------------------------------------------------------------
                                                                                                    306,254

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------------------------------------
                                                                             NUMBER OF SHARES         VALUE
--------------------------------------------------------------------------------------------------------------
TECHNOLOGY--6.5%              (a)Cadence Design Systems                               280,600    $   10,242
                              (a)Cimlinc Incorporated, "D," convertible
                                   preferred                                           37,716           141
                              (a)Cisco Systems                                        390,400        24,157
                              (a)Computer Sciences Corporation                        205,000        15,221
                                 Electronic Data Systems                              194,000         8,730
                                 L.M. Ericsson Telephone Co., "B"                      36,205           982
                                 Harris Corp.                                         195,000        12,212
                                 Intel Corp.                                          200,000        21,975
                                 International Business Machines                      135,000        17,415
                                 Matsushita Electric Industrial Co., Ltd.              44,000           704
                                 Murata Manufacturing                                  21,000           676
                              (a)Parametric Technology Corp.                          196,800         9,619
                              (a)Sterling Commerce                                    320,000         9,000
                              (a)Sun Microsystems                                     260,000        15,860
                              (a)3Com Corporation                                     276,100        18,671
                                 United Technologies                                  234,100        30,140
                                 -----------------------------------------------------------------------------
                                                                                                    195,745
--------------------------------------------------------------------------------------------------------------
TRANSPORTATION--2.2%             Burlington Northern                                  175,000        14,416
                                 Canadian National Railway Company                     39,452         1,085
                                 Nippon Express                                        21,000           171
                                 Ryder System Inc.                                  1,076,100        32,014
                                 Southwest Airlines Co.                               262,100         5,897
                                 Union Pacific Corp.                                  225,000        12,628
                                 -----------------------------------------------------------------------------
                                                                                                     66,211
--------------------------------------------------------------------------------------------------------------
UTILITIES--2.7%               (a)Airtouch Communications                              500,000        13,062
                                 Ameritech Corp.                                      150,000         8,212
                                 Cincinnati Bell                                      245,000        12,097
                                 Iberdrola, S.A.                                       78,000           829
                                 SBC Communications Inc.                              350,000        17,019
                                 Telefonica del Peru S.A., ADS                         37,500           773
                              (a)WorldCom                                           1,215,600        29,630
                                 -----------------------------------------------------------------------------
                                                                                                     81,622
                                 -----------------------------------------------------------------------------
                                 TOTAL COMMON STOCKS--62.6%
                                 (Cost: $1,563,480)                                               1,891,040
                                 -----------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
 CORPORATE OBLIGATIONS                                                           PRINCIPAL AMOUNT     VALUE
--------------------------------------------------------------------------------------------------------------
BASIC INDUSTRIES--1.7%           Boise Cascade Corp.
                                 9.85%, 2002                                       $    4,000         4,530
                                  9.45%, 2009                                           5,500         6,352
                                 Crown Paper, 11.00%, 2005                              5,200         4,888
                                 Euramax International, 11.25%, 2006                    3,750         3,825
                                 Owens-Illinois, Inc., 11.00%, 2003                    13,590        14,932
                                 Smurfit Capital Funding, 6.75%, 2005                   9,500         9,311
                                 Stone Container Corp., 11.875%, 2016                   3,500         3,658
                                 Stone Container Finance Corp., 11.50%, 2006            2,500         2,594
                                 -----------------------------------------------------------------------------
                                                                                                     50,090
--------------------------------------------------------------------------------------------------------------
CAPITAL GOODS--.2%               Nortek, Inc., 9.875%, 2004                             5,220         5,103

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------------------------------------
                                                                             PRINCIPAL AMOUNT         VALUE
--------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--6.4%         AMF Group
                                  12.25%, 2006                                     $    1,700    $    1,045
                                  10.875%, 2006                                         2,500         2,589
                                 Adelphia Communications Corporation,
                                   12.50%, 2002                                         1,870         1,851
                                 American Radio System, 9.00%, 2006                     5,740         5,453
                                 Bally's Park Place Funding, 9.25%, 2004                8,200         8,979
                                 CF Cable TV, Inc., 11.625%, 2005                       1,060         1,227
                                 Cablevision Industries Corporation, 10.75%,
                                   2002                                                 6,300         6,826
                                 Cablevision Systems Corporation, 9.25%, 2005           8,200         7,728
                                 Cinemark USA, Inc., 9.625%, 2008                       7,000         6,860
                                 Circus Circus Enterprises, 6.45%, 2006                 5,000         4,756
                              (b)Comcast UK Cable Partners Limited, 11.20%,
                                   2007                                                13,120         8,577
                                 Delco Remy International, 10.625%, 2006                5,000         5,150
                                 Federated Department Stores, 10.00%, 2001              9,500        10,397
                                 Granite Broadcasting Corp., 9.375%, 2005               5,640         5,379
                                 Hayes Wheels International, Inc., 11.00%, 2006         5,000         5,200
                                 K-III Communications Corporation, 8.50%, 2006          4,250         3,990
                                 News American Holdings, 9.25%, 2013                    9,500        10,707
                                 Paging Network, Inc., 10.125%, 2007                    2,850         2,871
                                 Pathmark Stores, Inc.
                                  11.625%, 2002                                         3,700         3,816
                                  9.625%, 2003                                          3,000         2,933
                                 Rogers Cantel Mobile Inc., 11.125%, 2002               6,990         7,383
                                 Royal Caribbean Cruises Ltd., 8.25%, 2005              9,500        10,165
                                 Sears Roebuck Acceptance Corp., 6.75%, 2005            9,500         9,400
                                 Sinclair Broadcasting Group, Inc., 10.00%, 2003        7,790         7,605
                                 TCI Communications, 8.65%, 2004                        4,750         4,722
                              (b)TeleWest Communications PLC, 11.00%, 2007             17,250        11,040
                                 360 Communications, 7.125%, 2003                       9,500         9,416
                                 Time Warner Entertainment Company, L.P.,
                                   8.875%, 2012                                         4,750         5,151
                                 Time Warner Inc., 9.125%, 2013                         4,750         5,207
                                 Trump Atlantic City, 11.25%, 2006                      8,200         7,770
                                 Univision TV, 11.75%, 2001                             7,000         7,368
                              (b)Videotron Holdings, 11.125%, 2004                      2,800         2,275
                                 -----------------------------------------------------------------------------
                                                                                                    193,836
--------------------------------------------------------------------------------------------------------------
CONSUMER DURABLES--.2%           WestPoint Stevens, 9.375%, 2005                        5,100         5,151
--------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES--.1%            Nabisco Inc., 8.00%, 2000                              4,500         4,676
--------------------------------------------------------------------------------------------------------------
ENERGY--1.6%                     BHP Finance USA, 7.875%, 2002                          9,500        10,091
                                 Gulf Canada Resources Limited, 9.25%, 2004             7,000         7,262
                                 Parker & Parsley Petroleum, 8.25%, 2007                9,500        10,285
                                 Petronas Dagangan Bhd, 7.75%, 2015                     4,500         4,621
                                 Repsol International Finance, 7.00%, 2005              5,000         5,054
                                 USX Corporation, 9.375%, 2012                          9,500        10,850
                                 -----------------------------------------------------------------------------
                                                                                                     48,163

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------------------------------------
                                                                             PRINCIPAL AMOUNT         VALUE
--------------------------------------------------------------------------------------------------------------
FINANCE--5.0%                    AB Spintab, 7.50%, 2049                           $    9,500    $    9,616
                                 ABN-AMRO Bank, 8.25%, 2009                             9,500        10,190
                                 Abbey National First Capital, 8.20%, 2004              3,200         3,457
                                 Abbey National PLC, 7.35%, 2006                        6,300         6,404
                                 Associates Corp. N.A., 8.25%, 1999                     9,500        10,011
                                 BCH Cayman Islands Limited, 7.70%, 2006                5,500         5,692
                                 Banco Central Hispano Americano, 7.50%, 2005           4,000         4,086
                                 Bangkok Bank Ltd., 7.25%, 2005                         9,500         9,335
                                 Capital One Bank, 8.125%, 2000                         9,500         9,899
                                 Citicorp, 7.625%, 2005                                 4,000         4,175
                                 ERAC USA Finance, 6.95%, 2006                          9,500         9,292
                                 Equitable Life, 6.95%, 2005                            5,500         5,449
                                 GMAC Medium Term Note, 8.50%, 2000                     9,500        10,162
                                 Lehman Brothers Holdings, 7.25%, 2003                  9,500         9,621
                                 Merita Bank Ltd., 6.50%, 2006                          5,500         5,276
                                 NationsBank Corp., 7.50%, 2006                         9,500         9,832
                                 Skandinaviska Enskilda Banken, 6.625%, 2049            6,000         5,912
                                 Societe Generale New York, 7.40%, 2006                 9,500         9,737
                                 SunTrust Banks, Atlanta, 7.25%, 2006                   9,500         9,723
                                 UBS Securities, 7.25%, 2006                            4,500         4,619
                                 -----------------------------------------------------------------------------
                                                                                                    152,488
--------------------------------------------------------------------------------------------------------------
HEALTH CARE--1.0%                Columbia/HCA Healthcare Corp., 7.25%, 2008             4,500         4,599
                                 MedPartners, 7.375%, 2006                              9,500         9,580
                                 Ornda HealthCorp.
                                  12.25%, 2002                                          6,560         7,027
                                  11.375%, 2004                                         1,740         1,979
                                 Tenet Healthcare Corporation
                                  9.625%, 2002                                            580           635
                                  10.125%, 2005                                         6,420         7,046
                                 -----------------------------------------------------------------------------
                                                                                                     30,866
--------------------------------------------------------------------------------------------------------------
TRANSPORTATION--.7%              Delta Airlines
                                  9.875%, 2008                                          3,106         3,521
                                  9.750%, 2021                                          9,250        11,138
                                 United Airlines, 9.56%, 2018                           4,750         5,365
                                 -----------------------------------------------------------------------------
                                                                                                     20,024
--------------------------------------------------------------------------------------------------------------
UTILITIES--1.2%               (b)International CableTel Inc., 11.50%, 2006             13,000         7,897
                              (b)PanAmSat, L.P., 11.375%, 2003                          8,200         7,524
                                 Southwestern Bell Telephone, 6.625%, 2005              4,500         4,424
                                 Tenaga Nasional Berhad, 7.875%, 2004                   8,000         8,460
                                 USA Mobile Communications, Inc., 9.50%, 2004           7,950         7,403
                                 -----------------------------------------------------------------------------
                                                                                                     35,708
                                 -----------------------------------------------------------------------------
                                 TOTAL CORPORATE OBLIGATIONS--18.1%
                                 (COST: $539,310)                                                   546,105
                                 -----------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------------------------------------
                                                                             PRINCIPAL AMOUNT         VALUE
--------------------------------------------------------------------------------------------------------------
MONEY MARKETS                    Yield--5.26% to 5.47%
INSTRUMENTS--3.5%
                                 Due--November and December 1996
                                 (Cost: $105,254)                                  $  105,400    $  105,253
                                 -----------------------------------------------------------------------------
                                 TOTAL INVESTMENTS--100.4%
                                 (Cost: $2,691,653)                                               3,032,309
                                 -----------------------------------------------------------------------------
                                 LIABILITIES, LESS CASH AND OTHER
                                 ASSETS--(.4)%                                                      (11,511)
                                 -----------------------------------------------------------------------------
                                 NET ASSETS--100%                                                $3,020,798
                                 -----------------------------------------------------------------------------

NOTES TO PORTFOLIO OF INVESTMENTS

(a) Non-income producing security.

(b) Deferred interest obligation; currently zero coupon under the terms of the initial offering.

Based on the cost of investments of $2,691,653,000 for federal income tax purposes at October 31, 1996, the gross unrealized appreciation was $366,994,000, the gross unrealized depreciation was $26,338,000 and the net unrealized appreciation on investments was $340,656,000.

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS

KEMPER TOTAL RETURN FUND

          We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Total Return Fund as of October 31, 1996, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1992. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Total Return Fund at October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal periods since 1992, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois
                                          December 17, 1996

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1996
(in thousands)

-------------------------------------------------------------------------------------------------------
 ASSETS
-------------------------------------------------------------------------------------------------------

Investments, at value
(Cost: $2,691,653)                                                                           $3,032,309
-------------------------------------------------------------------------------------------------------
Cash                                                                                                 50
-------------------------------------------------------------------------------------------------------
Receivable for:
  Investments sold                                                                                7,927
-------------------------------------------------------------------------------------------------------
  Fund shares sold                                                                                  998
-------------------------------------------------------------------------------------------------------
  Dividends and interest                                                                         23,410
-------------------------------------------------------------------------------------------------------
    TOTAL ASSETS                                                                              3,064,694
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
-------------------------------------------------------------------------------------------------------

Payable for:
  Investments purchased                                                                          36,493
-------------------------------------------------------------------------------------------------------
  Fund shares redeemed                                                                            3,170
-------------------------------------------------------------------------------------------------------
  Management fee                                                                                  1,354
-------------------------------------------------------------------------------------------------------
  Distribution services fee                                                                         718
-------------------------------------------------------------------------------------------------------
  Administrative services fee                                                                       639
-------------------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses                                          1,397
-------------------------------------------------------------------------------------------------------
  Trustees' fees                                                                                    125
-------------------------------------------------------------------------------------------------------
    Total liabilities                                                                            43,896
-------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                   $3,020,798
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
-------------------------------------------------------------------------------------------------------

Paid-in capital                                                                              $2,267,074
-------------------------------------------------------------------------------------------------------
Undistributed net realized gain on investments                                                  398,463
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                                      340,656
-------------------------------------------------------------------------------------------------------
Undistributed net investment income                                                              14,605
-------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                                                  $3,020,798
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
 THE PRICING OF SHARES
-------------------------------------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share
  ($1,865,933 / 165,455 shares outstanding)                                                      $11.28
-------------------------------------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering price)                                                    $11.97
-------------------------------------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($1,132,718 / 100,551 shares outstanding)                                                      $11.27
-------------------------------------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($11,067 / 981 shares outstanding)                                                             $11.28
-------------------------------------------------------------------------------------------------------
CLASS I SHARES
  Net asset value and redemption price per share
  ($11,080 / 983 shares outstanding)                                                             $11.27
-------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Year ended October 31, 1996
(IN THOUSANDS)


-------------------------------------------------------------------------------------------------------
 NET INVESTMENT INCOME
-------------------------------------------------------------------------------------------------------

  Interest                                                                                     $ 85,039
-------------------------------------------------------------------------------------------------------
  Dividends                                                                                      27,187
-------------------------------------------------------------------------------------------------------
    Total investment income                                                                     112,226
-------------------------------------------------------------------------------------------------------
Expenses:
  Management fee                                                                                 15,825
-------------------------------------------------------------------------------------------------------
  Distribution services fee                                                                       8,524
-------------------------------------------------------------------------------------------------------
  Administrative services fee                                                                     7,044
-------------------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses                                          9,393
-------------------------------------------------------------------------------------------------------
  Professional fees                                                                                  92
-------------------------------------------------------------------------------------------------------
  Reports to shareholders                                                                           512
-------------------------------------------------------------------------------------------------------
  Trustees' fees and other                                                                          119
-------------------------------------------------------------------------------------------------------
    Total expenses                                                                               41,509
-------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                            70,717
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-------------------------------------------------------------------------------------------------------

  Net realized gain on sales of investments and foreign currency transactions                   395,876
-------------------------------------------------------------------------------------------------------
  Net realized gain from futures transactions                                                       232
-------------------------------------------------------------------------------------------------------
    Net realized gain                                                                           396,108
-------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation on investments                                          (58,142)
-------------------------------------------------------------------------------------------------------
Net gain on investments                                                                         337,966
-------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                           $408,683
-------------------------------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                              YEAR ENDED OCTOBER 31,
                                                                            1996                  1995
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
---------------------------------------------------------------------------------------------------------
  Net investment income                                                  $   70,717                74,278
---------------------------------------------------------------------------------------------------------
  Net realized gain                                                         396,108               166,489
---------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                                     (58,142)              250,703
---------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                        408,683               491,470
---------------------------------------------------------------------------------------------------------
Net equalization charges                                                     (2,799)               (3,257)
---------------------------------------------------------------------------------------------------------
  Distribution from net investment income                                   (83,169)              (61,461)
---------------------------------------------------------------------------------------------------------
  Distribution from net realized gain                                      (136,617)                   --
---------------------------------------------------------------------------------------------------------
Total dividends to shareholders                                            (219,786)              (61,461)
---------------------------------------------------------------------------------------------------------
Net decrease from capital share transactions                                (91,842)             (364,532)
---------------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                                 94,256                62,220
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
 NET ASSETS
---------------------------------------------------------------------------------------------------------

Beginning of year                                                         2,926,542             2,864,322
---------------------------------------------------------------------------------------------------------
END OF YEAR (including undistributed
net investment income of
$14,605 and $29,814, respectively)                                       $3,020,798             2,926,542
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1    DESCRIPTION OF THE FUND Kemper Total Return Fund is an open-end management investment company organized as a business trust under the laws of Massachusetts. The Fund offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and, for shares sold on or after April 1, 1996, a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are sold to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------
2    SIGNIFICANT ACCOUNTING
     POLICIES INVESTMENT VALUATION. Investments are stated at value. Portfolio securities that are traded on a domestic securities exchange or securities listed on the NASDAQ National Market are valued at the last sale price on the exchange or market where primarily traded or listed or, if there is no recent sale, at the last current bid quotation. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Securities not so traded or listed are valued at the last current bid quotation if market quotations are available. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Exchange traded fixed income options are valued at the last sale price unless there is no sale price, in which event prices provided by market makers are used. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Forward foreign currency contracts are valued at the forward rates prevailing on the day of valuation. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes discount amortization on fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

NOTES TO FINANCIAL STATEMENTS

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies and therefore no federal income tax provision is required.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income quarterly and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

                             EQUALIZATION ACCOUNTING. A portion of proceeds from sales and cost of redemptions of Fund shares is credited or charged to undistributed net investment income so that income per share available for distribution is not affected by sales or redemptions of shares.

--------------------------------------------------------------------------------
3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Zurich Kemper Investments, Inc.
                             (ZKI) and pays a management fee at an annual rate of .58% of the first $250 million of average daily net assets declining to .42% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $15,825,000 for the year ended October 31, 1996.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc.
                             (KDI). Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                            COMMISSIONS
                                                                           ALLOWED BY KDI
                                                    COMMISSIONS     ----------------------------
                                                  RETAINED BY KDI   TO ALL FIRMS   TO AFFILIATES
                                                  ---------------   ------------   -------------
                             Year ended
                             October 31, 1996        $ 225,000        1,697,000        79,000

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares. Distribution fees and commissions paid in connection with the sale of

NOTES TO FINANCIAL STATEMENTS

                             Class B and Class C shares and the CDSC received in connection with the redemption of such shares are as follows:

                                                                           COMMISSIONS AND DISTRIBUTION
                                                                                       FEES
                                                    DISTRIBUTION FEES              PAID BY KDI
                                                    AND CDSC RECEIVED     ------------------------------
                                                         BY KDI           TO ALL FIRMS     TO AFFILIATES
                                                    -----------------     ------------     -------------
                             Year ended
                             October 31, 1996          $10,613,000          3,641,000          64,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid are as follows:

                                                                                ASF PAID BY KDI
                                                       ASF PAID BY       ------------------------------
                                                     THE FUND TO KDI     TO ALL FIRMS     TO AFFILIATES
                                                     ---------------     ------------     -------------
                             Year ended
                             October 31, 1996          $ 7,044,000         7,049,000         194,000

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $7,481,000 for the year ended October 31, 1996.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of ZKI. During the year ended October 31, 1996, the Fund made no payments to its officers and incurred trustees' fees of $52,000 to independent trustees.

--------------------------------------------------------------------------------
4    INVESTMENT
     TRANSACTIONS            For the year ended October 31, 1996, investment
                             transactions (excluding short term instruments) are as follows (in thousands):

                             Purchases                                $2,584,854

                             Proceeds from sales                       2,796,460

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
5    CAPITAL SHARE           The following table summarizes the activity in
     TRANSACTIONS            capital shares of the Fund (in thousands):

                                                                   YEAR ENDED OCTOBER 31,
                                                         1996                                1995
                                                  -----------------------           -----------------------
                                                  SHARES         AMOUNT             SHARES         AMOUNT
                              -----------------------------------------------------------------------------
                              SHARES SOLD
                              -----------------------------------------------------------------------------
                              Class A              14,891       $ 157,710            14,502       $ 135,398
                              -----------------------------------------------------------------------------
                              Class B              13,124         139,556            15,052         143,653
                              -----------------------------------------------------------------------------
                              Class C                 572           6,084               395           3,809
                              -----------------------------------------------------------------------------
                              Class I                 298           3,158             1,310          13,241
                              -----------------------------------------------------------------------------
                              SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                              Class A              12,664         128,872             4,083          39,343
                              -----------------------------------------------------------------------------
                              Class B               7,404          75,047             1,801          17,381
                              -----------------------------------------------------------------------------
                              Class C                  43             435                 6              61
                              -----------------------------------------------------------------------------
                              Class I                  99           1,011                10             108
                              -----------------------------------------------------------------------------
                              SHARES REDEEMED
                              Class A             (34,314)       (361,075)          (47,282)       (445,366)
                              -----------------------------------------------------------------------------
                              Class B             (22,191)       (234,855)          (28,454)       (269,650)
                              -----------------------------------------------------------------------------
                              Class C                (139)         (1,482)             (110)         (1,072)
                              -----------------------------------------------------------------------------
                              Class I                (596)         (6,303)             (138)         (1,438)
                              -----------------------------------------------------------------------------
                              CONVERSION OF SHARES
                              Class A               5,021          53,080             7,674          72,592
                              -----------------------------------------------------------------------------
                              Class B              (5,028)        (53,080)           (7,680)        (72,592)
                              -----------------------------------------------------------------------------
                              NET DECREASE
                              FROM CAPITAL SHARE
                              TRANSACTIONS                      $ (91,842)                        $(364,532)
                              -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
6    FINANCIAL FUTURES
     CONTRACTS               The Fund has entered into exchange traded futures
                             contracts in order to help protect it from anticipated market conditions and, as such, bears the risk that arises from entering into these contracts.

                             At the time the Fund enters into a futures contract, it is required to make a margin deposit with its custodian. Subsequently, gain or loss is recognized and payments are made on a daily basis between the Fund and its broker as the market value of the futures contract fluctuates. At October 31, 1996, the market value of assets pledged by the Fund to cover margin requirements for open futures positions was $646,000. The Fund also had liquid securities in its portfolio in excess of the face amount of the following short futures positions open at October 31, 1996 (in thousands):

                                                                             EXPIRATION      LOSS AT
                             TYPE                            FACE AMOUNT       MONTH        10/31/96
                             ------------------------------------------------------------------------
                             U.S. Treasury Notes             $16,007,500    December '96    $(656,000)
                             ------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                          CLASS A
                                                    ---------------------------------------------------
                                                                YEAR ENDED OCTOBER 31,
                                                     1996      1995      1994      1993      1992
-------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                  $10.60      9.10     11.23     10.07     10.07
-------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                .28       .29       .19       .30       .22
-------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)             1.24      1.46     (1.01)     1.54       .37
-------------------------------------------------------------------------------------------------------
Total from investment operations                      1.52      1.75      (.82)     1.84       .59
-------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income              .34       .25       .23       .24       .29
-------------------------------------------------------------------------------------------------------
  Distribution from net realized gain                  .50        --      1.08       .44       .30
-------------------------------------------------------------------------------------------------------
Total dividends                                        .84       .25      1.31       .68       .59
-------------------------------------------------------------------------------------------------------
Net asset value, end of year                        $11.28     10.60      9.10     11.23     10.07
-------------------------------------------------------------------------------------------------------
TOTAL RETURN                                         15.34%    19.46     (7.92)    19.08      6.09
-------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
-------------------------------------------------------------------------------------------------------
Expenses                                              1.05%     1.12      1.13      1.02      1.06
-------------------------------------------------------------------------------------------------------
Net investment income                                 2.76%     3.00      2.34      2.94      2.23
-------------------------------------------------------------------------------------------------------

                                                                CLASS B
                                                    --------------------------------
                                                       YEAR ENDED         MAY 31 TO
                                                      OCTOBER 31,        OCTOBER 31,
                                                     1996      1995         1994
------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------
Net asset value, beginning of period                $10.59      9.09         9.24
------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                .19       .20          .06
------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)             1.23      1.46         (.16)
------------------------------------------------------------------------------------
Total from investment operations                      1.42      1.66         (.10)
------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income              .24       .16          .05
------------------------------------------------------------------------------------
  Distribution from net realized gain                  .50        --           --
------------------------------------------------------------------------------------
Total dividends                                        .74       .16          .05
------------------------------------------------------------------------------------
Net asset value, end of period                      $11.27     10.59         9.09
------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                        14.28%    18.42        (1.06)
------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
------------------------------------------------------------------------------------
Expenses                                              1.99%     2.05         2.03
------------------------------------------------------------------------------------
Net investment income                                 1.82%     2.07         1.57
------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                      CLASS C                           CLASS I
                                         ---------------------------------    ----------------------------
                                            YEAR ENDED         MAY 31 TO       YEAR ENDED      JULY 3 TO
                                           OCTOBER 31,        OCTOBER 31,     OCTOBER 31,     OCTOBER 31,
                                          1996      1995          1994            1996            1995
--------------------------------------------------------------------------    ----------------------------
 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------    ----------------------------
Net asset value, beginning of period      $10.61     9.09         9.24           10.61           10.07
--------------------------------------------------------------------------    ----------------------------
Income from investment operations:
  Net investment income                      .20      .21          .06             .32             .10
--------------------------------------------------------------------------    ----------------------------
  Net realized and unrealized gain (loss)   1.22     1.48         (.16)           1.23            .52
--------------------------------------------------------------------------    ----------------------------
Total from investment operations            1.42     1.69         (.10)           1.55            .62
--------------------------------------------------------------------------    ----------------------------
Less dividends:
  Distribution from net investment income    .25      .17          .05             .39             .08
--------------------------------------------------------------------------    ----------------------------
  Distribution from net realized gain        .50       --          --              .50              --
--------------------------------------------------------------------------    ----------------------------
Total dividends                              .75      .17          .05             .89             .08
--------------------------------------------------------------------------    ----------------------------
Net asset value, end of period            $11.28    10.61         9.09           11.27           10.61
--------------------------------------------------------------------------    ----------------------------
TOTAL RETURN (NOT ANNUALIZED)              14.31%   18.76        (1.05)          15.64            6.21
--------------------------------------------------------------------------    ----------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------    ----------------------------
Expenses                                    1.89%    1.86         2.00             .72             .61
--------------------------------------------------------------------------    ----------------------------
Net investment income                       1.92%    2.26         1.60            3.09            2.97
--------------------------------------------------------------------------    ----------------------------

-----------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
-----------------------------------------------------------------------------------------------------------
                                                               YEAR ENDED OCTOBER 31,
                                            1996          1995          1994          1993          1992
-----------------------------------------------------------------------------------------------------------
Net assets at end of year (in thousands) $3,020,798     2,926,542     2,864,322     1,509,687     1,212,896
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                          85%          142           121           180           150
-----------------------------------------------------------------------------------------------------------
Average commission rate paid per share on stock transactions for the year ended October 31, 1996 was
$.0580.
-----------------------------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges.

NOTES

TRUSTEES & OFFICERS

TRUSTEES                                     OFFICERS

STEPHEN B. TIMBERS                           GARY A. LANGBAUM
President and Trustee                        Vice President

DAVID W. BELIN                               CHARLES R. MANZONI, JR.
Trustee                                      Vice President

LEWIS A. BURNHAM                             JOHN E. NEAL
Trustee                                      Vice President

DONALD L. DUNAWAY                            STEVEN H. REYNOLDS
Trustee                                      Vice President

ROBERT B. HOFFMAN                            PHILIP J. COLLORA
Trustee                                      Vice President
                                             and Secretary
DONALD R. JONES
Trustee                                      JEROME L. DUFFY
                                             Treasurer
DOMINIQUE P. MORAX
Trustee                                      ELIZABETH C. WERTH
                                             Assistant Secretary
SHIRLEY D. PETERSON
Trustee

WILLIAM P. SOMMERS
Trustee

------------------------------------------------------------------------
LEGAL COUNSEL                 VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                              222 North LaSalle Street
                              Chicago, IL 60601

------------------------------------------------------------------------
SHAREHOLDER SERVICE AGENT     KEMPER SERVICE COMPANY
                              P.O. Box 419557
                              Kansas City, MO 64141
                              1-800-621-1048

------------------------------------------------------------------------
CUSTODIAN AND TRANSFER AGENT  INVESTORS FIDUCIARY TRUST COMPANY
                              127 West 10th Street
                              Kansas City, MO 64105

------------------------------------------------------------------------
INDEPENDENT AUDITORS          ERNST & YOUNG LLP
                              233 South Wacker Drive
                              Chicago, IL 60606


------------------------------------------------------------------------
INVESTMENT MANAGER            ZURICH KEMPER INVESTMENTS, INC.

PRINCIPAL UNDERWRITER         KEMPER DISTRIBUTORS, INC.
                              222 South Riverside Plaza
                              Chicago, IL 60606
                              http://www.kemper.com

[RECYCLE LOGO]
Printed on recycled paper.

This report is not to be distributed
unless preceded or accompanied by a
Kemper Equity Funds prospectus.

KTRF - 2 (12/96)
                                                            [KEMPER FUNDS LOGO]

                                                                        1025970
                                                           Printed in the U.S.A.